                                                 Exhibit 99.1

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
REPORTS SECOND QUARTER AND FIRST HALF 2011 RESULTS

SECOND QUARTER
- Net Revenues of US$ 249.7 million up 24%
- OIBDA1 of US$ 62.7 million up 36%

FIRST HALF
- Net Revenues of US$ $422.4 million up 22%
- OIBDA1 of US$ 76.9 million up 64%
- Positive Free Cash Flow2 of $14.8 million

HAMILTON, BERMUDA, July 27, 2011 - Central European Media Enterprises Ltd. (“CME” or the “Company”) (NASDAQ/Prague Stock Exchange - CETV) today announced financial results for the three months and six months ended June 30, 2011.

Net revenues for the second quarter of 2011 increased US$ 47.9 million to US$ 249.7 million compared to the second quarter of 2010. OIBDA¹ for the quarter increased by US$ 16.5 million to US$ 62.7 million.   Operating income for the quarter increased by US$ 14.0 million to US$ 39.5 million. Net income from continuing operations for the quarter improved to US$ 0.8 million compared to a loss of US$ (52.9) million for the second quarter of 2010.

Net revenues for the six months ended June 30, 2011 increased US$ 77.1 million to US$ 422.4 million compared to the first half of 2010. OIBDA¹ for the first half increased by US$ 29.9 million to US$ 76.9 million. Operating income for the six months increased by US$ 25.5 million to US$ 31.8 million. Net loss from continuing operations for the half year improved to US$ (20.2) million compared to US$ (94.9) million for the first half of 2010. Free cash flow for the six months ended June 30, 2011 improved to US$ $14.8 million from US$ (40.0) million.

Adrian Sarbu, CME's President and CEO commented: “Our Revenues and OIBDA increased 24% and 36% respectively. This improvement was driven by our strong brands, leading audience shares in broadcasting and fast growth in Media Pro Entertainment and New Media divisions. Our operations performed better than advertising markets which in Q2 contracted by 3%. However, based on continuing improvements in macroeconomic indicators, we foresee a growth trend in all our TV advertising markets in the second half of the year. We are best positioned in the region to take advantage of this trend and deliver growth in Revenues, OIBDA and free cash flow.”

- continued -

1 OIBDA is operating income before depreciation and amortization as defined in 'Segment Data' below.  Consolidated OIBDA, which is set out here, is equal to the OIBDA for each of our segments less central costs (which include non-cash stock-based compensation).  We define OIBDA margin as the ratio of OIBDA to Net Revenues.

2 Free cash flow is defined as cash flows from continuing operating activities less purchases of property, plant and equipment, net of disposals of property, plant and equipment.

Consolidated Results for the Three Months Ended June 30, 2011

Net revenues for the three months ended June 30, 2011 increased by 23.8% to US$ 249.7 million from US$ 201.7 million for the three months ended June 30, 2010.  Operating income for the quarter was US$ 39.5 million compared to US$ 25.5 million for the three months ended June 30, 2010.   Net income from continuing operations for the quarter was US$ 0.8 million compared to a loss from continuing operations of US$ (52.9) million for the three months ended June 30, 2010.  Fully diluted income from continuing operations per share for the three months ended June 30, 2011 increased by US$ 0.84 to US$ 0.02.

OIBDA for the three months ended June 30, 2011 increased to US$ 62.7 million from US$ 46.2 million in the three months ended June 30, 2010. OIBDA margin for the three months ended June 30, 2011 was 25.1% compared to 22.9% in the three months ended June 30, 2010.

Headline Consolidated Results for the three months ended June 30, 2011 and 2010 were:

	RESULTS
	For the Three Months Ended June 30, (US $000's)
	2011	2010	$ change	% change
Net revenues	$249,656	$201,726	$47,930	23.8%
OIBDA	62,693	46,193	16,500	35.7%
Operating income	39,473	25,452	14,021	55.1%
Net income / (loss) from continuing operations	812	(52,913)	53,725	n.m.[1]
Fully diluted income / (loss) from continuing operations per share	$0.02	$(0.82)	$0.84	n.m.[1]

1 Number is not meaningful.

Consolidated Results for the Six Months Ended June 30, 2011

Net revenues for the six months ended June 30, 2011 increased by 22.3% to US$ 422.4 million from US$ 345.4 million for the six months ended June 30, 2010.  Operating income for the six months was US$ 31.8 million compared to US$ 6.3 million for the six months ended June 30, 2010.  Net loss from continuing operations for the half year was US$ (20.2) million compared to a net loss of US$ (94.9) million for the half year ended June 30, 2010.  Fully diluted loss from continuing operations per share for the six months ended June 30, 2011 improved by US$ 1.12 to US$ (0.31).

OIBDA for the six months ended June 30, 2011 increased to US$ 76.9 million from US$ 47.0 million in the six months ended June 30, 2010. OIBDA margin for the six months ended June 30, 2011 was 18.2% compared to 13.6% in the six months ended June 30, 2010.

Headline Consolidated Results for the six months ended June 30, 2011 and 2010 were:

	RESULTS
	For the Six Months Ended June 30, (US $000's)
	2011	2010	$ change	% change
Net revenues	$422,428	$345,367	$77,061	22.3%
OIBDA	76,939	47,034	29,905	63.6%
Operating income	31,808	6,319	25,489	403.4%
Net loss from continuing operations	(20,183)	(94,899)	74,716	78.7%
Fully diluted loss from continuing operations per share	$(0.31)	$(1.43)	$1.12	78.3%

Segment Results

We evaluate the performance of our operations based on Net Revenues and OIBDA.

Our Net Revenues and Consolidated OIBDA for the three months ended June 30, 2011 and 2010 were:

	SEGMENT RESULTS
	For the Three Months Ended June 30, (US $000's)
	2011	2010	$ change	% change
Broadcast	$228,968	$190,581	$38,387	20.1%
Media Pro Entertainment	51,254	38,315	12,939	33.8%
New Media	4,612	2,929	1,683	57.5%
Intersegment revenues	(35,178)	(30,099)	(5,079)	(16.9)%
Net Revenues	$249,656	$201,726	$47,930	23.8%

Broadcast	$76,116	$60,870	$15,246	25.0%
Media Pro Entertainment	761	155	606	391.0%
New Media	(489)	(1,423)	934	65.6%
Central	(12,397)	(12,055)	(342)	(2.8)%
Elimination	(1,298)	(1,354)	56	4.1%
Consolidated OIBDA	$62,693	$46,193	$16,500	35.7%

Our Net revenues and Consolidated OIBDA for the six months ended June 30, 2011 and 2010 were:

	SEGMENT RESULTS
	For the Six Months Ended June 30, (US $000's)
	2011	2010	$ change	% change
Broadcast	$386,485	$326,006	$60,479	18.6%
Media Pro Entertainment	91,434	66,358	25,076	37.8%
New Media	7,233	4,950	2,283	46.1%
Intersegment revenues	(62,724)	(51,947)	(10,777)	20.7%
Net Revenues	$422,428	$345,367	$77,061	22.3%

Broadcast	$102,266	$78,687	$23,579	30.0%
Media Pro Entertainment	1,485	(1,878)	3,363	n.m. [1]
New Media	(2,089)	(4,807)	2,718	56.5%
Central	(22,244)	(22,867)	623	2.7%
Elimination	(2,479)	(2,101)	(378)	(18.0)%
Consolidated OIBDA	$76,939	$47,034	$29,905	63.6%

1 Number is not meaningful.

CME will host a teleconference and video webcast to discuss its second quarter results on Wednesday, July 27, 2011 at 9:00 a.m. New York time (2:00 p.m. London time and 3:00 p.m. Prague time). The video webcast and teleconference will refer to presentation slides which will be available on CME's website at www.cetv-net.com prior to the call.

To access the teleconference, U.S. and international callers may dial +1 785-424-1051 ten minutes prior to the start time and reference passcode 7CETVQ2.  The conference call will be video webcasted live via www.cetv-net.com.

The video webcast and a digital audio replay in MP3 format will be available for two weeks following the call at www.cetv-net.com. In the coming weeks, CME will post the results for the quarter ended June 30, 2011 for its wholly-owned subsidiary CET 21 spol. s r.o. at www.cetv-net.com.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in CME's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, which was filed with the Securities and Exchange Commission on July 27, 2011. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

This press release should be read in conjunction with our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, which was filed with the Securities and Exchange Commission on July 27, 2011.

We make available free of charge on our website at www.cetv-net.com our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a vertically integrated media company operating a leading broadcast, content and new media business in six Central and Eastern European countries with an aggregate population of approximately 50 million people. CME's television stations are located in Bulgaria (bTV, bTV Cinema, bTV Comedy, bTV Action and Ring.bg), Croatia (Nova TV, Doma and Nova World), the Czech Republic (TV Nova, Nova Cinema, Nova Sport and MTV Czech), Romania (PRO TV, PRO TV International, Acasa, PRO Cinema, PRO TV Chisinau, Sport.ro and MTV Romania), the Slovak Republic (TV Markíza and Doma) and Slovenia (POP TV, Kanal A and POP Brio). CME is traded on the NASDAQ and the Prague Stock Exchange under the ticker symbol “CETV”.

###

For additional information, please visit www.cetv-net.com or contact:

Romana Wyllie
Vice President of Corporate Communications
Central European Media Enterprises
+420 242 465 525
romana.wyllie@cme-net.com

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000's, except share and per share data)

	For the Three Months Ended
	June 30,
	2011	2010
Net revenues	$249,656	$201,726
Operating expenses:
Operating costs	34,536	27,496
Cost of programming	122,730	99,166
Depreciation of property, plant and equipment	14,493	13,075
Amortization of broadcast licenses and other intangibles	7,809	6,545
Cost of revenues	179,568	146,282
Selling, general and administrative expenses	30,615	29,992
Operating income	39,473	25,452
Interest expense, net	(37,120)	(30,645)
Foreign currency exchange gain / (loss), net	4,106	(47,724)
Change in fair value of derivatives	1,161	2,624
Other (expense) / income	(90)	69
Income / (loss) from continuing operations before tax	7,530	(50,224)
Provision for income taxes	(6,718)	(2,689)
Income / (loss) from continuing operations	812	(52,913)
Gain on disposal of discontinued operations	—	217,619
Income from discontinued operations	—	217,619
Net income	812	164,706
Net loss attributable to noncontrolling interests	156	463
Net income attributable to CME Ltd.	$968	$165,169

PER SHARE DATA:
Net income / (loss) per share
Continuing operations attributable to CME Ltd. - Basic and diluted	$0.02	$(0.82)
Discontinued operations attributable to CME Ltd. - Basic and diluted	0.00	3.41
Net income attributable to CME Ltd - Basic and diluted	$0.02	$2.59

Weighted average common shares used in computing per share amounts (000's):
Basic	64,384	63,871
Diluted	64,501	63,871

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
(US$ 000's, except share and per share data)

	For the Six Months Ended
	June 30,
	2011	2010
Net revenues	$422,428	$345,367
Operating expenses:
Operating costs	68,191	54,776
Cost of programming	218,761	186,952
Depreciation of property, plant and equipment	27,910	27,189
Amortization of broadcast licenses and other intangibles	15,436	11,694
Cost of revenues	330,298	280,611
Selling, general and administrative expenses	60,322	58,437
Operating income	31,808	6,319
Interest expense, net	(92,031)	(61,520)
Foreign currency exchange gain / (loss), net	47,371	(38,167)
Change in fair value of derivatives	1,121	(1,032)
Other expense	(802)	(201)
Loss from continuing operations before tax	(12,533)	(94,601)
Provision for income taxes	(7,650)	(298)
Loss from continuing operations	(20,183)	(94,899)
Discontinued operations, net of tax	—	(3,922)
Gain on disposal of discontinued operations		217,619
Income from discontinued operations	—	213,697
Net (loss) / income	(20,183)	118,798
Net loss attributable to noncontrolling interests	37	4,077
Net (loss) / income attributable to CME Ltd.	$(20,146)	$122,875

PER SHARE DATA:
Net (loss) / income per share
Continuing operations attributable to CME Ltd. - Basic and diluted	$(0.31)	$(1.43)
Discontinued operations attributable to CME Ltd. - Basic and diluted	0.00	3.35
Net (loss) / income attributable to CME Ltd - Basic and diluted	$(0.31)	$1.92

Weighted average common shares used in computing per share amounts (000's):
Basic	64,377	63,705
Diluted	64,377	63,705

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(US$ 000's)

	June 30, 2011	December 31, 2010
ASSETS
Cash and cash equivalents	$197,505	$244,050
Other current assets	429,562	368,035
Total current assets	627,067	612,085
Property, plant and equipment, net	258,968	250,902
Goodwill and other intangible assets, net	1,990,903	1,816,943
Other non-current assets	296,489	260,620
Total assets	$3,173,427	$2,940,550
LIABILITIES AND EQUITY
Accounts payable and accrued liabilities	$262,687	$224,058
Current portion of long-term debt and other financing arrangements	14,379	13,562
Other current liabilities	46,893	5,456
Total current liabilities	323,959	243,076
Long-term portion of long-term debt and other financing arrangements	1,392,043	1,346,222
Other non-current liabilities	90,884	103,500
Total liabilities	$1,806,886	$1,692,798

EQUITY
Common Stock	$5,151	$5,149
Additional paid-in capital	1,402,829	1,377,803
Accumulated deficit	(270,904)	(233,818)
Accumulated other comprehensive income	208,444	77,745
Total CME Ltd. shareholders' equity	1,345,520	1,226,879
Noncontrolling interests	21,021	20,873
Total equity	$1,366,541	$1,247,752
Total liabilities and equity	$3,173,427	$2,940,550

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(US$ 000's, except share and per share data)

	For the Six Months Ended
	June 30,
	2011	2010
Net cash generated from / (used in) continuing operating activities	$29,050	$(23,005)
Net cash used in continuing investing activities	(23,074)	(433,696)
Net cash (used in) / generated from financing activities	(59,755)	34,936
Net cash used in discontinued operations - operating activities	—	(5,921)
Net cash generated from discontinued operations - investing activities	—	307,790
Impact of exchange rate fluctuations on cash and cash equivalents	7,234	(10,801)
Net decrease in cash and cash equivalents	$(46,545)	$(130,697)

Net cash generated from / (used in) continuing operating activities	$29,050	$(23,005)
Capital expenditure, net of proceeds from disposal	(14,227)	(16,988)
Free cash flow	$14,823	$(39,993)

Supplemental disclosure of cash flow information:
Cash paid for interest	$57,211	$49,571
Cash paid for income taxes (net of refunds)	$8,229	$5,859

Segment Data

We manage our business on a divisional basis, with three operating segments which are also our reportable segments: Broadcast, Media Pro Entertainment (our content division) and New Media.

We evaluate the performance of our segments based on Net Revenues and OIBDA. OIBDA, which includes program rights amortization costs, is determined as operating income / (loss) before depreciation and amortization of intangible assets. Items that are not allocated to our segments for purposes of evaluating their performance and therefore are not included in their OIBDA, include stock-based compensation and certain unusual or infrequent items (e.g. impairments of assets or investments).  We believe OIBDA is useful to investors because it provides a more meaningful representation of our performance, as it excludes certain items that do not impact either our cash flows or the operating results of our operations.  OIBDA is also used as a component in determining management bonuses. Intersegment revenues and profits have been eliminated in consolidation.  OIBDA may not be comparable to similar measures reported by other companies.

Below are tables showing our Net Revenues and OIBDA by segment for the three and six months ended June 30, 2011 and 2010, together with a reconciliation of OIBDA to our Condensed Consolidated Statement of Operations:

	For the Three Months		For the Six Months
(US $000'S)	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
Net Revenues
Broadcast:
Bulgaria	$26,662	$17,794	$45,999	$18,734
Croatia	19,979	14,785	32,490	26,510
Czech Republic	82,668	71,572	140,374	125,872
Romania	47,015	43,563	81,369	80,110
Slovak Republic	29,845	24,720	48,935	42,810
Slovenia	22,799	18,147	37,318	31,970
Total Broadcast	$228,968	$190,581	$386,485	$326,006
Media Pro Entertainment	$51,254	$38,315	$91,434	$66,358
New Media	$4,612	$2,929	$7,233	$4,950
Intersegment revenues[1]	(35,178)	(30,099)	(62,724)	(51,947)
Total Net Revenues	$249,656	$201,726	$422,428	$345,367

1 Reflects revenues earned by the Media Pro Entertainment segment through sales to the Broadcast segment. All other revenues are third party revenues.

	For the Three Months		For the Six Months
(US $000'S)	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
OIBDA
Broadcast:
Bulgaria	$5,768	$1,261	$5,930	$(7,809)
Croatia	3,153	2,047	2,821	2,928
Czech Republic	43,846	38,508	66,514	60,692
Romania	9,297	10,741	12,746	15,270
Slovak Republic	5,737	2,192	3,231	(1,113)
Slovenia	8,553	6,422	11,769	9,506
Divisional operating costs	(238)	(301)	(745)	(787)
Total Broadcast	$76,116	$60,870	$102,266	$78,687
Media Pro Entertainment	$761	$155	$1,485	$(1,878)
New Media	$(489)	$(1,423)	$(2,089)	$(4,807)
Central	(12,397)	(12,055)	(22,244)	(22,867)
Elimination	(1,298)	(1,354)	(2,479)	(2,101)
Total OIBDA	$62,693	$46,193	$76,939	$47,034

(US $000's)	For the Three Months		For the Six Months
Reconciliation to Condensed Consolidated Statement of	Ended June 30,		Ended June 30,
Operations:	2011	2010	2011	2010

Total OIBDA	$62,693	$46,193	$76,939	$47,034
Depreciation of property, plant and equipment	15,411	14,196	29,695	29,021
Amortization of intangible assets	7,809	6,545	15,436	11,694
Operating income	$39,473	$25,452	$31,808	$6,319
Interest expense, net	(37,120)	(30,645)	(92,031)	(61,520)
Foreign currency exchange gain / (loss), net	4,106	(47,724)	47,371	(38,167)
Change in fair value of derivatives	1,161	2,624	1,121	(1,032)
Other (expense) / income	(90)	69	(802)	(201)
Provision for income taxes	(6,718)	(2,689)	(7,650)	(298)
Income / (loss) from continuing operations	$812	$(52,913)	$(20,183)	$(94,899)